UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2013 (February 8, 2013)

The NASDAQ OMX Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-32651	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Liberty Plaza, New York, New York	10006
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 22, 2012 and December 18, 2012, The NASDAQ OMX Group, Inc. (“NASDAQ OMX”) board of directors approved amendments to NASDAQ OMX’s By-Laws that took effect on February 8, 2013 following SEC approval.

The By-Law amendments generally amend the compositional requirements of NASDAQ OMX’s board of directors and committees thereof. Specifically, the amendments:

•

revise the definitions of “Industry Director” and “Industry committee member” to focus on a director’s relationship with a member or member organization of any of NASDAQ OMX’s self-regulatory subsidiaries, rather than on a director’s relationship with a broker-dealer generally;

•	revise the definition of “Staff Director” to include an officer of NASDAQ OMX who is serving as a director;

•

replace the term “issuer representative” with new definitions of “Issuer Director” and “Issuer committee member,” which include a director (excluding a Staff Director) or committee member who is an officer or employee of an issuer of securities listed on a national securities exchange operated by any of NASDAQ OMX’s self-regulatory subsidiaries;

•

revise the definitions of “Public Director” and “Public committee member” to include a director or committee member who (1) is not an Industry Director or Industry committee member, (2) is not an Issuer Director or Issuer committee member and (3) has no material business relationship with a member or member organization of one of NASDAQ OMX’s self-regulatory subsidiaries, NASDAQ OMX, its affiliates or FINRA;

•

revise the definitions of “Non-Industry Director” and “Non-Industry committee member” to include any director (excluding a Staff Director) or committee member who is (1) a Public Director or Public committee member, (2) an Issuer Director or Issuer committee member or (3) any other individual who would not be an Industry Director or Industry committee member;

•	increase the number of required Public Directors on NASDAQ OMX’s board from one to two;

•	state that NASDAQ OMX’s board must include at least one, but no more than two, Issuer Directors;

•

provide that NASDAQ OMX’s board shall include no more than one Staff Director, unless the board consists of ten or more directors, in which case the board shall include no more than two Staff Directors;

•	state that the executive committee of NASDAQ OMX’s board must include at least two Public Directors;

•	state that the number of Non-Industry Directors on the audit committee of NASDAQ OMX’s board must equal or exceed the number of Industry Directors on the audit committee; and

•	make other conforming and typographical changes.

The text of the amended and restated By-Laws is attached to this Current Report on Form 8-K as Exhibit 3.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

3.2	By-Laws of The NASDAQ OMX Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NASDAQ OMX GROUP, INC.

Dated: February 14, 2013	By:	/s/ Edward S. Knight
Edward S. Knight
Executive Vice President and General Counsel